UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Annual Report

December 31, 2015

CAPITAL ADVISORS GROWTH FUND

January 31, 2016

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) declined 3.22% in 2015, compared to gains of 1.38% and 5.67% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2015 in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2015

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	-3.77%	1.64%	0.15%
12-Months	-3.22%	5.67%	1.38%
3-Years	12.04%	16.83%	15.13%
5-Years	9.97%	13.53%	12.57%
10-Years	6.41%	8.53%	7.31%
Inception (12/31/1999)	2.05%	2.42%	4.06%

Net Expense Ratio: 1.26% ^ Gross Expense Ratio 1.59%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 28, 2016 to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses of 0.01%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be lower.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during 2015 include Amazon.com, Inc. (“Amazon”), Altera Corp. (“Altera”), and RSP Permian, Inc. (“RSP Permian”).  Amazon remained in the portfolio as of January 31, 2016, while the positions in Altera and RSP Permian have been sold.

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The underperformers during 2015 were concentrated in the energy sector, including Chesapeake Energy Corp. (“Chesapeake”), Range Resources Corp., Continental Resources, Inc. and Southwestern Energy Co..  All three stocks, with the exception of Chesapeake, remained in the portfolio as of January 31, 2016. Our exposure to energy is the main culprit of the Fund’s underperformance relative to our benchmark.

PORTFOLIO DESIGN

The graph below has been updated since the letter in July to reflect the recent risk profile of the Fund.  The graph reflects the Fund’s relatively cautious approach since the financial crisis.  More recently, we began a downward shift in the risk level in the second half of 2013 in response to higher valuation multiples in the stock market following a strong advance that year.

Source: Capital Advisors, Inc.  (Y- Axis represents Capital Advisors internal risk score)

We attempt to manage risk in the Fund through stock selection.  Each stock in the portfolio is categorized according to its degree of uncertainty.  The most conservative category – “Stable Earners” – includes companies with well-established business models and limited variability from quarter to quarter.  “Accelerated Growers” are in the rapid growth phase of their corporate life cycle, when the opportunity for profit is high, but so is the uncertainty surrounding the pace and duration of the accelerated growth period.  We call the most aggressive category “Emerging Franchises.”  These companies pioneer new industries, or apply a completely novel business model to an existing industry.  Uncertainty is extremely high for these companies because the basic inputs into the valuation calculation involve a wide range of possibilities.

CAPITAL ADVISORS GROWTH FUND

We adjust the risk level of the Fund by tilting the relative weightings among Stable Earners, Accelerated Growers and Emerging Franchises based on the overall market climate.  When the valuation level of the stock market is high, implying a relatively less favorable range of outcomes going forward, we might increase exposure to Stable Earners and reduce the allocation to Emerging Franchises and Accelerated Growers.  We have been tilting the portfolio in this direction since the second half of 2013.

OUTLOOK

Each individual year in the stock market tends to fall well above or below the long-term trend line, with good years offsetting bad years to deliver the long-term average result.  We are tracking two variables for clues as to which direction stocks might break in 2016 – credit spreads and the U.S. dollar.  At the moment, credit spreads may be sending a distressing signal because the average yield among sub-investment grade corporate bonds has spiked higher relative to the 10-Year U.S. Treasury yield.  The recent spread of approximately 700 basis points is in a range that historically coincides with an increased frequency of negative returns in the stock market (Source: Bloomberg).

Since credit spreads are an objective, market-based measure of corporate stress (or lack thereof), abnormally wide spreads frequently foreshadow subsequent weakness in the economy and/or the stock market…but not always.  The latest example of a false signal was 2011, when the potential collapse of the euro zone seemed like a real probability, which triggered a temporary spike in domestic credit spreads that ultimately fizzed without incident in the domestic economy.

There is reason for hope that the current rise in credit spreads might be benign as well because it has been largely confined (so far) to companies in the energy and mining sectors.  We would become incrementally more cautious in our outlook for the stock market if credit spreads continue to widen from here, particularly if trouble spreads beyond the energy and mining sectors.  Conversely, our outlook would likely improve if credit spreads narrow.

We find the near-term direction of the dollar important for two reasons.  First, corporate earnings have suffered over the last 12-months from a rapid rise in the U.S. dollar relative to most global currencies.  This impacts over 40% of S&P 500® Index revenues derived from overseas that get translated into fewer dollars whenever the domestic currency strengthens.  A strong dollar can also harm the competitive position of U.S.-based, multi-national companies if their cost structure deteriorates due to a rising domestic currency.

Second, a strong dollar puts downward pressure on many commodity prices, particularly oil.  This occurs because oil is traded in U.S. dollars, but the cost of production for many national oil companies is their home currency.  When

CAPITAL ADVISORS GROWTH FUND

a country’s home currency is weak, producers in that country can afford to discount their oil when competing for global market share.

REASONS FOR OPTIMISM

In keeping with the theme that individual years in the stock market are volatile, consider this recent nugget from the Wall Street Journal, which studied the five instances in the past 70 years when the S&P 500® Index finished the year nearly unchanged, like it did in 2015.1  In four of the five previous experiences the index enjoyed a double-digit advance the following year.  The one down year in the sample (1948) was barely down, and the market went on to advance 10% in 1949.

A second reason for hope is related to the dollar.  There seems to be a widespread opinion that the U.S. dollar is likely to continue rising relative to the currencies of its major trading partners.  If it does, financial markets seem likely to shrug it off because most investors may already be positioned for a rising dollar.  However, it is interesting to note that historically the dollar has behaved counter-intuitively when the U.S. Federal Reserve Board raised interest rates.  After an initial push higher, it has actually been more common for the dollar to weaken during past monetary tightening cycles.

Due to the crowded consensus on the opposite side of this historical tendency, it is conceivable that markets could experience a sharp re-pricing of dollar related assets if the greenback turns down instead of up in 2016.  Such a re-pricing could be particularly beneficial for oil, and the stocks of companies that produce it and transport it.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2015 were as follows:

		Cost/Share	Market/Share
Security	No. Shares	($)	($)	Portfolio %
Brookfield Asset Mgt., Inc.	70,200	23.90	31.53	5.7
Procter & Gamble	26,500	69.68	79.41	5.4
Apple, Inc.	17,700	64.41	105.26	4.8
ITC Holdings Corp.	35,300	33.32	39.25	3.6
Unilever PLC -ADR	30,800	39.28	43.12	3.4
Amgen, Inc.	8,000	96.40	162.33	3.3
Amazon.com, Inc.	1,900	192.21	675.89	3.3
PepsiCo, Inc.	12,400	64.37	99.92	3.2
Visa, Inc.	15,960	18.45	77.55	3.2
Express Scripts Holding Co.	13,800	54.81	87.41	3.1
_____________

[1]	Source: Wall Street Journal, “When the S&P is Unchanged What Happens Next,” Jan. 2, 2016

CAPITAL ADVISORS GROWTH FUND

Of the 29 common stocks held by the Fund as of December 31, 2015, the 10 largest holdings represented 39.0% of total assets.  The Fund held 15.8% of its assets in interest bearing cash reserves as of December 31, 2015.

RECENT ADDITIONS TO THE FUND

Additions to the Fund’s portfolio include Agilent Technologies, Inc. (“Agilent”), Merck & Co., Inc. (“Merck”), and Southwestern Energy Co. (“Southwestern”).

Agilent is one of the world’s largest providers of equipment for research laboratories in the life sciences, chemical and diagnostic sectors.  The company provides instruments, software, services and consumables for the entire laboratory workflow.  Agilent operates in more than 100 countries worldwide.

Following the spin-off of Agilent’s electronic measurement business late last year, the company now seems capable of delivering faster and more consistent growth.  Although Agilent held a strong competitive position in the electronic measurement business that was spun off, it was the most cyclical division within the company, and it faced intensifying competitive pressures.  We like the “new” Agilent with its tighter focus on market sectors like pharmaceutical/biotech, food safety, environmental, clinical diagnostics, energy, chemicals, and government/academia.

We believe Agilent enjoys two competitive advantages that will potentially allow it to earn attractive returns on its capital.  First, there are high switching costs for many of the company’s products.  Agilent serves skilled engineers and scientists who develop a familiarity with its products over time.  Once trained with a particular product line, most users are reluctant to switch to an alternative provider unless there is a dramatic difference in cost or capability.  In addition, many products involve extensive validation and/or regulatory guidance for use in scientific research and pharmaceutical labs.  For this reason, product cycles tend to be long for Agilent, in the 5-7 year range.

The second competitive advantage is the company’s global distribution infrastructure.  With sales and support staff in over 100 countries throughout the world, Agilent can support its internal research and development with selective acquisitions to stay ahead of the technology curve over time.  It is relatively easy for Agilent to integrate a smaller company with promising technology into its business mix due to the extensive distribution infrastructure Agilent can utilize to bring new products into the marketplace.

We estimate a combination of mid-single digit, top line growth and modest margin expansion can deliver earnings per share growth in the high-single/low-double digit range for the next few years at least.  Management plans to return approximately 85% of free cash flow to shareholders through

CAPITAL ADVISORS GROWTH FUND

dividends and share repurchases for the foreseeable future,2 which should support the total return potential for the stock over time.

Merck is a global pharmaceutical company that develops and markets small molecule and biologic drugs for various indications including cardiovascular disease, asthma, cancer, infections and osteoporosis.  We believe Merck shares the lead with another holding in the Fund – Bristol-Myers Squibb Co. – for a revolutionary new class of cancer therapy known as immuno-oncology.  Immuno-oncology is different from traditional cancer therapies because it seeks to harness the body’s own immune system to locate and destroy tumor cells.  Traditional cancer treatment options – surgery, radiation and chemotherapy – are all externally directed at the cancerous cells themselves, rather than stimulating an immune system response to attack the disease from within.

Merck’s first compound to reach the market in the immunotherapy field is called Keytruda, which was approved in 2014 for advanced melanoma.  Keytruda has also demonstrated a material response in other cancers, including lung, renal, breast, head and neck, and lymphoma.  In total, Keytruda is currently involved in clinical studies for more than 30 different tumor types involving over 40 different combinations with other therapies.  Analysts have a broad range of expectations for the peak sales potential of Keytruda, but estimates in the $8-$9 billion range seem realistic to us.

In addition to Keytruda, Merck recently launched a new sleep agent called Belsomra; there are plans to file for approval of five biosimilar compounds over 2015 and 2016; results are expected this year from the largest ever clinical trial for a cholesterol lowering agent; and Merck plans to complete an important study for Alzheimer’s disease in early 2017.

With fewer drugs scheduled to lose patent protection over the next five years compared to the last five years, we believe Merck’s product pipeline can translate into high single-digit earnings growth for the next several years.  Combined with a 3.1% dividend yield based on the Fund’s price of entry, the stock looks attractive for a potential double-digit annualized return over the next 3 to 5 years.

Southwestern is a mid-sized exploration and production (E&P) company focused on natural gas in two domestic shale plays – the Marcellus [and Utica share formations?] in Pennsylvania/Ohio/West Virginia, and the Fayetteville Shale in Arkansas.  The company also owns midstream service and gathering assets that contribute materially to annual cash flow.

One way to estimate Southwestern’s intrinsic value is to measure its total resource potential.  The company currently holds 2,310,000 net acres of
_____________

[2]	Source: Company presentation – June 2015

CAPITAL ADVISORS GROWTH FUND

resource potential, of which 1,630,000 acres are well defined geologically, while 680,000 acres are less developed (Source: company filings).  If we assign zero value to the 680,000 prospective acres, the enterprise value of the company’s remaining acreage was valued at approximately $5,300 per net acre at the Fund’s price of entry into the stock.

By comparison, transactions for assets of comparable quality have occurred for $8,000 – $25,000 per acre in recent years, while Southwestern paid a little more than $12,000 per net acre for a large block of Marcellus/Utica acreage in 2014.  Even if one assumes a material decline in the market value of energy acreage in sympathy with low oil and gas prices, the value per acre implied by Southwestern’s recent stock price appears to be materially below what a rational acquirer might offer.

To be sure, acreage and proved reserves are not homogenous across companies.  The intrinsic value of mature reserves that have been largely depleted should be substantially lower than the price of reserves that are mostly un-tapped, for example.  We have considered this in our analysis of Southwestern’s assets, and we believe the discounted valuation of the company’s acreage is not a function of depleted reserves or low-quality acreage.  For example, management estimates the ultimate resource potential of the company’s Marcellus acreage could be as high as 43,000 billion of cubic feet equivalent (Bcfe), or nearly four times the company’s entire proved reserves.  Southwestern’s asset base appears to have lots of life left in it.

CONCLUSION

As of the end of January our base-case assumption is for the stock market to stabilize before a bear market decline of 20% or more, but we cannot ignore a growing list of signals that suggest a more negative outlook may be justified.  Corporate profit growth has turned negative; the ISM Manufacturing Index has been below 50 for two consecutive months; high-yield credit spreads have blown out for the energy sector, while spreads have risen more than 240 basis points outside of energy;  global equity markets recently lurched lower in unison;  and commodity prices are extraordinarily weak, particularly oil.  These are the kinds of signals that have historically preceded recessions (though not always!).

We have taken steps to reduce risk profile of the Fund in recent months.  Seven stocks have been sold, and one was reduced since September 30, 2015, while just one new position was added to the Fund over the same period.  Cash reserves increased from 9.4% of Fund assets as of September 30, 2015, to 15.8% at year-end, and 21.6% as of January 31, 2016.

Concurrent with recent efforts to reduce risk, we are also evaluating opportunities to go in the other direction whenever market conditions stabilize.  Recent volatility is creating attractive opportunities that could be exciting to pursue when the time is right.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director, Capital
CEO, Capital Advisors, Inc.	Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

The ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production inventories, new orders and supplier deliveries in the domestic economy.

Cash Flow is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

CAPITAL ADVISORS GROWTH FUND

Free Cash Flow – A measure of financial performance calculated as operating cash flow minus capital expenditures.

Basis Point – Basis point (BPS) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Bcfe – Billions Of Cubic Feet Equivalent - A natural gas industry term typically used to measure the amount of natural gas that is either untapped in reserves, or being pumped and delivered over extended periods of time (such as months or years).

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

An investment cannot be made directly in an index.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	-3.22%	9.97%	6.41%
S&P 500® Index	1.38%	12.57%	7.31%
Russell 1000® Growth Index	5.67%	13.53%	8.53%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund.  Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at December 31, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/15	12/31/15	7/1/15 – 12/31/15

Actual	$1,000.00	$ 967.80	$6.20

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at December 31, 2015

Shares	COMMON STOCKS - 84.29%	Value
	Asset Management - 2.53%
2,890	BlackRock, Inc.	$984,103

	Auto Manufacturers - Major - 2.53%
29,000	General Motors Co.	986,290

	Biotechnology - 5.54%
8,000	Amgen, Inc.	1,298,640
2,800	Biogen, Inc.*	857,780
		2,156,420

	Business Services - 5.28%
640	The Priceline Group, Inc.*	815,968
15,960	Visa, Inc. - Class A	1,237,698
		2,053,666

	Catalog & Mail Order Houses - 3.30%
1,900	Amazon.com, Inc.*	1,284,191

	Conglomerates - 2.66%
33,200	General Electric Co.	1,034,180

	Drug Manufacturers - 7.09%
12,100	Bristol-Myers Squibb Co.	832,359
7,400	Johnson & Johnson	760,128
22,050	Merck & Co., Inc.	1,164,681
		2,757,168

	Electric Utilities - 3.56%
35,300	ITC Holdings Corp.	1,385,525

	Electronics Wholesale - 2.35%
16,880	Arrow Electronics, Inc.*	914,558

	Health Care Plans - 3.10%
13,800	Express Scripts Holding Co.*	1,206,258

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Shares		Value
	Independent Oil & Gas - 6.72%
82,300	Chesapeake Energy Corp.*	$370,350
33,800	Continental Resources, Inc.*	776,724
27,500	Range Resources Corp.	676,775
111,500	Southwestern Energy Co.*	792,765
		2,616,614

	Internet Information Providers - 4.31%
1,090	Alphabet, Inc. - Class A*	848,031
1,092	Alphabet, Inc. - Class C*	828,697
		1,676,728

	Medical Appliances & Equipment - 2.24%
20,800	Agilent Technologies, Inc.	869,648

	Medical Laboratories & Research - 3.05%
9,600	Laboratory Corp. of America Holdings*	1,186,944

	Money Center Banks - 2.64%
18,900	Wells Fargo & Co.	1,027,404

	Personal Computers - 4.79%
17,700	Apple, Inc.	1,863,102

	Personal Products - 8.82%
26,500	The Procter & Gamble Co.	2,104,365
30,800	Unilever PLC - ADR	1,328,096
		3,432,461

	Processed & Packaged Goods - 3.18%
12,400	PepsiCo, Inc.	1,239,008

	Railroads - 2.11%
31,700	CSX Corp.	822,615

	Real Estate Development - 5.69%
70,200	Brookfield Asset Management, Inc. - Class A#	2,213,406

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Shares		Value
	Specialty Retail, Other - 2.80%
13,400	Alibaba Group Holding Ltd. - ADR*	$1,089,018
	Total Common Stocks (Cost $26,462,538)	32,799,307

	SHORT-TERM INVESTMENTS - 15.78%
6,140,106	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.12%†
	(Cost $6,140,106)	6,140,106
	Total Investments in Securities
	(Cost $32,602,644) - 100.07%	38,939,413
	Liabilities in Excess of Other Assets - (0.07)%	(25,888)
	Net Assets - 100.00%	$38,913,525

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2015.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2015

ASSETS
Investments, at value (cost $32,602,644)	$38,939,413
Cash	7,164
Receivables:
Dividends and interest	33,755
Prepaid expenses	11,794
Total assets	38,992,126

LIABILITIES
Payables:
Fund shares redeemed	3,539
Due to advisor	17,146
Audit fees	19,200
Shareholder reporting	1,904
Transfer agent fees and expenses	5,279
Administration and fund accounting fees	16,520
12b-1 distribution fees	8,263
Chief Compliance Officer fee	1,500
Custodian fees	1,482
Legal fees	1,378
Accrued other expenses	2,390
Total liabilities	78,601

NET ASSETS	$38,913,525

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$38,913,525
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,759,334
Net asset value, offering and
redemption price per share	$22.12

COMPONENTS OF NET ASSETS
Paid-in capital	$32,645,446
Accumulated net realized loss on investments	(68,690)
Net unrealized appreciation on investments	6,336,769
Net assets	$38,913,525

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2015

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $5,868)	$529,631
Interest	683
Total income	530,314

Expenses
Advisory fees (Note 4)	295,174
12b-1 distribution fees (Note 5)	98,392
Administration and fund accounting fees (Note 4)	90,765
Transfer agent fees and expenses (Note 4)	22,758
Audit fees	19,200
Registration fees	18,821
Trustee fees	9,805
Chief Compliance Officer fee (Note 4)	8,416
Legal fees	7,337
Custody fees (Note 4)	6,252
Shareholder reporting	3,911
Miscellaneous fees	3,449
Insurance	2,391
Total expenses	586,671
Less: advisory fee waiver (Note 4)	(94,714)
Net expenses	491,957
Net investment income	38,357

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	1,681,092
Net change in unrealized appreciation on investments	(3,041,579)
Net realized and unrealized loss on investments	(1,360,487)
Net decrease in net assets
resulting from operations	$(1,322,130)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$38,357	$195,479
Net realized gain on investments	1,681,092	4,000,925
Net change in unrealized
appreciation on investments	(3,041,579)	246,316
Net increase/(decrease) in net
assets resulting from operations	(1,322,130)	4,442,720

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(219,225)	(376,878)
From net realized gain on investments	(2,136,726)	(3,366,725)
Total distributions to shareholders	(2,355,951)	(3,743,603)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,479,803	3,325,720
Total increase/(decrease)
in net assets	(198,278)	4,024,837

NET ASSETS
Beginning of year	39,111,803	35,086,966
End of year	$38,913,525	$39,111,803
Includes undistributed net
investment income of	$—	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	242,849	$5,867,674	187,659	$4,699,342
Shares issued in
reinvestment of
distributions	102,161	2,289,438	154,109	3,624,632
Shares redeemed+	(194,290)	(4,677,309)	(197,210)	(4,998,254)
Net increase	150,720	$3,479,803	144,558	$3,325,720
+ Net of redemption
fees of		$1		$72

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value,
beginning of year	$24.31		$23.97		$19.09	$17.08	$16.95
Income from
investment operations:
Net investment income	0.02	(1)	0.13	(1)	0.12	0.17	0.11
Net realized and
unrealized gain/(loss)
on investments	(0.79)		2.80		5.41	2.00	0.13
Total from
investment operations	(0.77)		2.93		5.53	2.17	0.24
Less distributions:
From net
investment income	(0.13)		(0.26)		(0.34)	(0.16)	(0.11)
From net realized
gain on investments	(1.29)		(2.33)		(0.31)	—	—
Total distributions	(1.42)		(2.59)		(0.65)	(0.16)	(0.11)
Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	—	—	—
Net asset value, end of year	$22.12		$24.31		$23.97	$19.09	$17.08
Total return	-3.22%		12.57%		29.10%	12.74%	1.44%
Ratios/supplemental data:
Net assets, end of
year (thousands)	$38,914		$39,112		$35,087	$27,843	$24,033
Ratio of expenses to
average net assets:
Before fee waivers	1.49%		1.58%		1.58%	1.65%	1.74%
After fee waivers	1.25%		1.25%		1.25%	1.25%	1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	(0.14)%		0.20%		0.20%	0.51%	0.14%
After fee waivers	0.10%		0.53%		0.53%	0.91%	0.63%
Portfolio turnover rate	44.34%		35.90%		41.25%	34.53%	67.31%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on January 1, 2000. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2012 – 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$180,868	$(46,210)	$(134,658)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

F.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended December 31, 2015, the Fund retained $1 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2015:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,616,614	$—	$—	$2,616,614
Conglomerates	1,034,180	—	—	1,034,180
Consumer Goods	5,657,759	—	—	5,657,759
Financial	5,462,611	—	—	5,462,611
Healthcare	8,176,438	—	—	8,176,438
Services	4,926,350	—	—	4,926,350
Technology	3,539,830	—	—	3,539,830
Utilities	1,385,525	—	—	1,385,525
Total Common Stocks	32,799,307	—	—	32,799,307
Short-Term Investments	6,140,106	—	—	6,140,106
Total Investments in Securities	$38,939,413	$—	$—	$38,939,413

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2015, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2015.

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2015, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2015, the Fund incurred $295,174 in advisory fees.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which is the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2015, the Advisor reduced its fees in the amount of $94,714; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

Year	Amount
2016	$105,547
2017	120,704
2018	94,714
$320,965

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended December 31, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$90,765
Transfer Agency (a)	14,990
Custody	6,252
Chief Compliance Officer	8,416
(a) Does not include out-of-pocket expenses

At December 31, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$16,520
Transfer Agency (a)	3,853
Chief Compliance Officer	1,500
Custody	1,482
(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  The Advisor then makes payments to third party firms for eligible Rule 12b-1 expenses incurred by those firms.  For the year ended December 31, 2015, the Fund paid the Distribution Coordinator $98,392.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,972,609 and $15,449,551, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2015 and the year ended December 31, 2014 was as follows:

	December 31, 2015	December 31, 2014
Ordinary income	$ 173,015	$ 437,942
Long-term capital gains	2,182,936	3,305,661

As of December 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$32,602,644
Gross tax unrealized appreciation	8,399,509
Gross tax unrealized depreciation	(2,062,740)
Net tax unrealized appreciation	6,336,769
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(68,690)
Total accumulated earnings/(losses)	$6,268,079

The difference between book basis and tax basis distributable earnings is attributable to post-October losses.

At December 31, 2015, the Capital Advisors Growth Fund deferred, on a tax basis, post-October losses of $68,690.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2015, the results of its operations for the year end then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2016

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2015 (Unaudited)

For the year ended December 31, 2015, the Fund designated $173,015 and $2,182,936 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2015, certain dividends paid by the  Fund may be subject to a maximum tax rate of 23.80%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2015 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2015 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 69)		term since	Gamma Delta		Advisors Series
615 E. Michigan Street		March	Housing		Trust (for series
Milwaukee, WI 53202		2014.	Corporation		not affiliated
			(collegiate housing		with the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999-2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 79)		term since	Financial Consultant		Advisors Series
615 E. Michigan Street		February	and former		Trust (for series
Milwaukee, WI 53202		1997.	Executive Vice		not affiliated
			President and		with the Fund);
			Chief Operating		Trustee, The
			Officer of ICI Mutual		Forward Funds
			Insurance Company		(26 portfolios).
(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 81)		term since	President, Hotchkis		Advisors Series
615 E. Michigan Street		May	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		2002.	(mutual funds)		not affiliated
			(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 76)		term since	Senior Vice		Advisors Series
615 E. Michigan Street		February	President, Federal		Trust (for series
Milwaukee, WI 53202		1997.	Home Loan Bank		not affiliated
			of San Francisco.		with the Fund).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 68)	Trustee	term since	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		September	Services, LLC		Trust (for series
Milwaukee, WI 53202		2008.	(May 1991 to present).		not affiliated
with the Fund).

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 68)	and Chief	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive	June	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 54)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2004 to present).
Milwaukee, WI 53202		2013.

CAPITAL ADVISORS GROWTH FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 58)	Chief	term since	Fund Services, LLC
615 E. Michigan Street	Compliance	September	(February 2008 to present).
Milwaukee, WI 53202	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 50)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(May 2006 to present).
Milwaukee, WI 53202		2015.

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S.
(age 29)	Secretary	term since	Bancorp Fund Services, LLC
615 E. Michigan Street		September	(July 2013 to present); Proxy Voting
Milwaukee, WI 53202		2015.	Coordinator and Class Action
Administrator, Artisan Partners
Limited Partnership (September 2012 to
July 2013); Legal Internship, Artisan
Partners Limited Partnership
(February 2012 to September 2012);
J.D. Graduate, Marquette University
Law School (2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2015, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) for another annual term for the Capital Advisors Growth (the “Fund”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting that the Fund underperformed the composites and that the Advisor represented that differences in performance were due to the ability to purchase certain stocks in separately managed accounts that are not available for the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Fund were generally below the fees charged by the Advisor to its similarly managed separate account clients.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above its peer group median and average, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below the median and average of this segment of its peer group, and the contractual advisory fee was below its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were well below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees to its affiliated broker-dealer and Rule 12b-1 fees to third party broker-

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

dealers, which are used to compensate broker-dealers for platform fees and selling the Fund’s shares, and the ability to use the Fund as a vehicle for its separate account business.  The Board also considered that the Fund does not utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$15,900	$30,800
Audit-Related Fees	N/A	N/A
Tax Fees	$3,300	$6,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  3/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date 3/10/16

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 3/10/16

* Print the name and title of each signing officer under his or her signature.